UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________________________________________
FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 10, 2026
_____________________________________________________________________________
Schneider National, Inc.
(Exact Name of Registrant as Specified in Charter)
_____________________________________________________________________________

Wisconsin	001-38054		39-1258315
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
3101 South Packerland Drive	Green Bay	WI	54313
(Address of Principal Executive Offices)			(Zip Code)
(920) 592-2000
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, no par value	SNDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.
Revolving Credit Facility
On September 10, 2026, Schneider National Leasing, Inc. (the “Borrower”), a wholly-owned subsidiary of Schneider National, Inc. (“Schneider”), entered into a $350 million Credit Agreement (the “2026 Credit Facility”) among the Borrower, Schneider, and certain other subsidiaries of Schneider (as guarantors), the lenders party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent and terminated its existing $250 million Credit Agreement dated as of November 4, 2022 (the “Existing Credit Facility”).
The 2026 Credit Facility matures on September 10, 2031, provided, however, that the Maturity Date will be November 22, 2029 if the Borrower does not, prior to the date 91 days prior to November 22, 2029, (i) extend the maturity date under the Term Loan Agreement (as defined below) to a date on or after September 10, 2031 on terms reasonably acceptable to the Administrative Agent for the 2026 Credit Facility, (ii) refinance the Term Loan Agreement with indebtedness having a maturity date on or after September 10, 2031, or (iii) otherwise repay in full the Term Loan Agreement. The 2026 Credit Facility allows the Borrower to request an increase in the total commitment by up to $350 million, for a total potential commitment of $700 million. The 2026 Credit Facility also provides a sublimit of $100 million to be used for the issuance of letters of credit. Loans made under the 2026 Credit Facility bear interest, at the Borrower’s election, at a rate per annum equal to (i) the Alternate Base Rate or (ii) the forward-looking term Secured Overnight Financing Rate (SOFR) published by CME Group Benchmark Administration Limited for the selected interest period, plus, in each case, an applicable margin based on the consolidated net debt coverage ratio as of the end of each fiscal quarter. The Alternate Base Rate will be the highest of (i) the Prime Rate, (ii) the federal funds effective rate from time to time plus 0.50%, and (iii) the Term SOFR Rate for a one-month interest period plus 1.00%.
The 2026 Credit Facility contains representations, warranties, covenants, and events of default substantially similar to the Existing Credit Facility, with certain changes as agreed by the parties. The covenants contained in the 2026 Credit Facility include, among others, required minimum consolidated net worth (subject to termination when the terms of other material debt of Schneider or its subsidiaries do not contain a consolidated net worth covenant), consolidated net debt coverage ratio, limitations on indebtedness, transactions with affiliates, restricted payments, and, upon termination of the consolidated net worth covenant as described above, consolidated interest coverage ratio.
The foregoing description of the 2026 Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the 2026 Credit Facility, which is filed as Exhibit 10.1 to this report, and is incorporated by reference herein.
In the ordinary course of their respective businesses, the Lenders and their affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory, or other services with the Borrower, Schneider National and its other subsidiaries for which they have in the past or may in the future receive customary compensation and expense reimbursement.
Term Loan Agreement Amendment
On September 10, 2026, the Borrower, a wholly-owned subsidiary of Schneider, entered into a First Amendment to Credit Agreement (the “First Amendment to Term Loan Agreement”), which amends the Borrower’s Credit Agreement, dated as of November 22, 2024 (the “Term Loan Agreement”), among the Borrower, Schneider, and certain of Schneider’s subsidiaries identified from time to time in the Term Loan Agreement, as guarantors, the lenders party thereto, and Bank of America, N.A., as Administrative Agent, relating to the Borrower’s unsecured term loan facility that will mature on November 22, 2029.
Pursuant to the First Amendment to Term Loan Agreement, the Term Loan Agreement was amended to make certain changes to the representations, covenants, and other provisions contained therein to conform such covenants and provisions to those contained in the 2026 Credit Facility.
The foregoing description of the First Amendment to the Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to the Term Loan Agreement, which is filed as Exhibit 10.2 to this report, and is incorporated by reference herein.
ITEM 1.02. Termination of a Material Definitive Agreement.
Effective September 10, 2026, the Existing Credit Facility was terminated. At the time of termination, there were no outstanding borrowings. The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the Existing Credit Facility is incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the 2026 Credit Facility is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit
10.1
Credit Agreement dated as of September 10, 2026, among Schneider National Leasing, Inc., the guarantors party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2
First Amendment of Credit Agreement dated as of September 10, 2026, among Schneider National Leasing, Inc., the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as Administrative Agent.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2026	SCHNEIDER NATIONAL, INC.

By:	/s/ Thomas G. Jackson
Name:	Thomas G. Jackson
Title:	Executive Vice President, General Counsel and Corporate Secretary